Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U. S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     The undersigned Acting Chief Executive Officer and Chief Financial Officer of Bally Total Fitness Holding Corporation (the “Company”) hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:
(1)	The Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.
Date: September 11, 2006

/s/ Barry R. Elson	/s/ Ronald G. Eidell
Name: Barry R. Elson	Name: Ronald G. Eidell
Title: Acting Chief Executive Officer	Title: Chief Financial Officer